SAM Global Securities Limited

Index to Financial Statements

Pages

Statements of Income

2

Balance Sheets

3

Statements of Cash Flows

5

Statements of Changes in Shareholders’ Equity

7

Notes to Financial Statements

8

                                                                       SAM Global Securities Limited

 Statements of Income

(Unaudited)

For the quarter ended June 30, (Rs. in thousands, except per share data)	2007	2008	2008 Convenience translation into US$
Revenues:
Commission income	51,681	71,561	1,667
Proprietary trading, net	115,293	38,742	902
Distribution income, net	-	-	-
Interest and dividends	3,939	10,688	249
Gain on sale of exchange membership	26,265	-	-
Total revenues	197,178	120,991	2,818
Expenses:
Exchange, clearing and brokerage fees	30,228	48,173	1,122
Employee compensation and benefits	10,426	19,932	464
Information and communication	4,306	4,373	102
Advertisement expenses	2,514	11,818	275
Depreciation and amortization	2,024	5,462	127
Interest expense	1,274	1,916	45
General and administrative expenses	3,965	15,430	359
Total expenses	54,737	107,104	2,494
Earnings before income taxes	142,441	13,887	324
Income taxes	43,219	5,107	119
Earnings after taxes	99,222	8,780	205
Share in profit of equity investee	890	(50)	(1)
Net income	100,112	8,730	204
Earnings per share:	10.01	0.74	0.02
Basic and diluted: Net income	100,112	8,730	204
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	11,887,528	11,887,528

The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2008	June 30, 2008	June 30, 2008 Convenience translation into US$
Assets
Cash and cash equivalents	42,226	15,466	361
Receivables from exchange and clearing organizations (net of allowance for doubtful debts of Rs. Nil as of March 31, 2008 and Rs. Nil as of June 30, 2008)	56,004	31,010	722
Receivables from customers (net of allowance for doubtful debts of Rs. 2,500 as of March 31, 2008 and Rs. 2,500 as of June 30, 2008)	327,163	334,887	7,801
Due from related parties	612,827	508,436	11,843
Securities owned:
Marketable, at market value	10,048	12,306	287
Not readily marketable, at estimated fair value	25,000	25,000	582
Investments	11,245	11,196	261
Deposits with clearing organizations and others	188,780	190,075	4,428
Membership in exchanges owned, at cost (market value of Rs. 4,560 as of March 31, 2008 and Rs. 4,560 as of June 30, 2008)	2,036	2,036	47
Property and equipment net of accumulated depreciation of Rs. 18,992 as of March 31, 2008 and Rs.23,474 as of June 30, 2008	45,150	67,405	1,570
Intangible assets (net of accumulated amortization of Rs. 6,309 as of March 31, 2008 and Rs. 7,266 as of June 30, 2008)	6,180	5,929	138
Deferred taxes, net	1,803	4,619	108
Other assets	84,395	197,327	4,596
Total Assets	1,412,857	1,405,692	32,744

Liabilities and Shareholder’s Equity
Payable to broker-dealers	9,753	18,754	437
Payable to customers	453,440	364,724	8,496
Due to related parties	17,237	1,864	43
Derivatives held for trading	9,370	-	-
Accounts payable, accrued expenses and other liabilities	29,788	31,482	733
Overdraft facilities balances	74,296	41,236	961
Deferred taxes, net	-	-	-
Total Liabilities	593,884	4,58,060	10,670
Commitments and contingencies (Note 16)

The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2008	June 30, 2008	June 30, 2008 Convenience translation into US$
Shareholders' Equity
Common Stock
(10,010,000 equity shares authorized; 10,000,057 and 10,000,057 equity shares issued and outstanding as of March 31, 2007 and June 30, 2007; par value Rs. 10)	117,301	119,814	2,791
Additional paid in capital	236,535	353,951	8245
Retained earnings	465,137	473,867	11,038
Total Shareholders' Equity	818,973	947,632	22,074
Total Liabilities and Shareholders' Equity	1,412,857	1,405,692	32,744

The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Statements of Cash Flows

(Unaudited)

For the quarter ended June 30, (Rs. in thousands)	2007	2008	2008 Convenience translation into US$
Cash flows from operating activities
Net profit	99,221	8,730	204
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	2,024	5,462	127
Deferred tax expense / (benefit)	3,982	(2,816)	(66)
Share in Profit of equity investee	-	50	1
Fair value (gain) / loss on trading securities	13	3,956	92
Allowance for doubtful debt	-	2,500	58
Gain on sale of property and equipments	-	(22)	(1)
Provision for gratuity	1,057	337	8
Changes in assets and liabilities:
Receivables from exchange and clearing organizations	(10,831)	24,994	582
Receivables from customers	(136,414)	(10,224)	(238)
Due from related parties	(17,856)	104,391	2,432
Due to related parties	(341)	(15,373)	(358)
Securities owned	(375)	(6,214)	(145)
Derivatives held for trading	551	(9,370)	(218)
Deposits with clearing organizations and others	900	(1,295)	(30)
Membership in exchanges	21,175	-	-
Other assets	(25,050)	(112,932)	(2,631)
Payable to broker-dealers and clearing organizations	16,969	9,000	210
Payable to customers	52,049	(88,716)	(2,067)
Accrued expenses	12,111	1,357	33
Net cash provided by operating activities	19,185	(86,185)	(2,007)

Cash flows from investing activities
Purchase of property and equipment	(818)	(26,910)	(627)
Proceeds from sale of Property & equipment	-	172	4
Acquisition of intangible assets	(592)	(706)	(16)
Net cash used in investing activities	(1,410)	(27,444)	(639)

The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Statements of Cash Flows

For the quarter ended June 30, (Rs. in thousands)	2007	2008	2008 Convenience translation into US$
Cash flows from financing activities
Net movement in overdraft facilities balances	(17,472)	(33,060)	(770)
Proceeds from issue of share capital	-	119,931	2,794
Net cash provided by financing activities	(17,472)	86,871	2,024

Net increase in cash and cash equivalents during the period	303	(26,760)	(623)
Add : Balance as of beginning of the period	18,074	42,226	983
Balance as of end of the period	18,377	15,466	360

The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Statements of Changes in Shareholders’ Equity

(Unaudited)

Three months ended June 30, 2007

(Rs. in thousands)	Common Stock		Retained earnings	Total
	Shares	Par value
Balance as of March 31, 2007	10,000,057	100,001	208,121	308,122
Net Income for the period			100,111	100,111
Balance as of June 30, 2007	10,000,057	100,001	308,232	408,233

Three months ended June 30, 2008

(Rs. in thousands)	Common Stock		Additional Paid in Capital	Retained earnings	Total
	Shares	Par value
Balance as of March 31, 2008	11,730,083	117,301	236,535	465,137	818,973
Net income for the year				8,730	8,730
Balance as of June 30, 2008	11,981,442	119,814	353,951	473,867	947,632
Balance as of June 30, 2008 Convenience translation into US$ (unaudited)	11,981,442	2,791	8,245	11,038	22,074

The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

Notes to Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

1.

Description of Business

SAM Global Securities Limited (the “Company” or “SAM Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the Bombay Stock Exchange Limited (“BSE”) in the capital market and trading and clearing member in the futures and options market. The Company provides depository participant services through Central Depository Services (India) Limited. The Company’s shares are listed on the Guwahati Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet clients needs including brokerage services, clearing member services and depository services.

2.

Summary of Significant Accounting Policies

Interim financial information

The accompanying condensed financial statements of SAM Global Securities Limited as of June 30, 2008 and for the three months ended June 30, 2008 and 2007 are unaudited. In the opinion of management, the condensed financial statements include all adjustments that management considers necessary for a fair statement of its financial position, operating results and cash flows for the interim periods presented. Operating results and cash flows for interim periods are not necessarily indicative of results for the entire year. The condensed balance sheet as of March 31, 2008, was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted ("GAAP") in the United States of America. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended March 31, 2008.

For the convenience of the reader, the financial statements as of and for the quarter ended June 30, 2008 have been translated into U.S. dollars (US$) at US$1.00 = Rs. 42.93 based on the noon buying rate on June 30, 2008 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all.

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 became effective beginning April 1, 2007 for us. The adoption of FIN 48 did not result in a cumulative effect adjustment to retained earnings as of April 1, 2007.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 157 will have on the financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company in the process of evaluating the impact SFAS 159 will have on the Company’s financial statements.

In April 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 (“FSP FIN 39-1”). FSP FIN 39-1 modifies FIN No. 39, Offsetting of Amounts Related to Certain Contracts, and permits companies to offset cash collateral receivables or payables with net derivative positions. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007 which is fiscal year commencing April 1, 2008 for us with early adoption permitted. The Company in the process of evaluating the impact  FSP FIN 39-1 will have on the Company’s financial statements.

In June 2007, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). The intent of SOP 07-1 is to clarify which entities are within the scope of the AICPA Audit and Accounting Guide, Investment Companies (the “Guide”). Financial Accounting Standards Board (“FASB”) has agreed to propose an indefinite delay of the effective dates of SOP 07-1. The Company in the process of evaluating the impact SOP 07-1 will have on the Company’s financial statements.

In December 2007, FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51 (SFAS 160). SFAS 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This Statement requires the recognition of a non-controlling interest as equity in the consolidated financial statements and separate from the parent’s equity. Purchases or sales of equity interests that do not result in a change in control will be accounted for as equity transactions. The company will be required to adopt this new Statement prospectively to all non-controlling interest, including any that arose before the effective date, for fiscal years, beginning after December 15, 2008 which is fiscal year commencing April 1, 2009 for us. Early adoption is prohibited. The Company in the process of evaluating the impact SFAS 160 will have on the Company’s financial statements.

In December 2007, FASB issued SFAS No. 141 (Revised 2007), Business Combinations (SFAS 141R). This Statement replaces SFAS No. 141, Business Combinations. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed including contingencies and non-controlling interest in the acquiree, at the acquisition date, measured at their fair value, with limited exceptions specified in the statement. In a business combination achieved in stages, this Statement requires the acquirer to recognize the identifiable assets and liabilities as well as the non-controlling interest in the acquiree at full amounts of their fair values. This Statement requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. The company will be required to apply this new Statement prospectively to business combinations consummated in fiscal years beginning after December 15, 2008 which is fiscal year commencing April 1, 2009 for us. Early adoption is prohibited.

In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133 (SFAS 161). SFAS 161 requires enhanced disclosures on derivative and hedging activities by requiring objectives to be disclosed for using derivative instruments in terms of underlying risk and accounting designation. This Statement requires disclosures on the need of using derivative instruments, accounting of derivative instruments and related hedged items, if any, under SFAS 133 and effect of such instruments and related hedge items, if any, on the financial position, financial performance and cash flows. The company will be required to adopt this new Statement prospectively, for fiscal years beginning after November 15, 2008 which is fiscal year commencing April 1, 2009 for us. The Company in the process of evaluating the impact SFAS 161 will have on the Company’s financial statements.

3.

Securities Owned

Securities consist of trading securities at market values, as follows:

As of	March 31, 2008	June 30, 2008	June 30, 2008
			US $
Equity shares	10,048	12,306	287
Total	10,048	12,306	287

Securities consist of trading securities at fair value, as follows:

As of	March 31, 2008	June 30, 2008	June 30, 2008
			US $
Equity shares	25,000	25,000	582
Total	25,000	25,000	582

4.

Other Assets

Other assets consist of:

As of	March 31, 2008	June 30, 2008	June 30, 2008
			US $
Security deposits paid	6,317	6,830	159
Advance tax, net	62,083	54,969	1,280
Prepaid expenses	3,251	2,856	67
Interest accrued but not due	1,633	1,762	41
Employee receivables	249	106	2
Advances other	10,862	130,804	3,047
Total	84,395	197,327	4,596

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax, net off amount of provision for income tax.

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, satellite link charges, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for electricity connections and assets taken on operating lease.

Advances to suppliers primarily includes amount paid as advance against advertisement expenses.

5.

Property and Equipment

Property and equipment consist of:

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Building	1,620	1,620	38
Equipment	7,551	10,120	236
Furniture and fixtures	18,786	33,125	772
Computer hardware	33,202	43,031	1,002
Vehicle	2,983	2,983	69
Total property and equipment	64,142	90,879	2,117
Less: Accumulated depreciation	18,992	23,474	547
Total property and equipment, net	45,150	67,405	1,570

Depreciation expense amounted to Rs.1,349 and Rs. 4,505 for the quarter ended June 30, 2007  and 2008 respectively.

6.

Intangible Assets

Intangible assets consist of:

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Intangible assets subject to amortization
Software	12,489	13,195	307
Total intangible assets	12,489	13,195	307
Less: Accumulated amortization	6,309	7,266	169
Total intangible assets, net	6,180	5,929	138

Amortization expense amounted to Rs. 675 and Rs. 957 for the quarters ended June 30, 2007 and 2008 respectively.

7.

Overdraft Facilities

The Company’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 74,296 and Rs. 41,236 at average effective interest rates of 12.5% and 12.5%, as of March 31, 2008 and June 30, 2008, respectively. Deposits have been placed by the Company with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”. Refer note 14 for assets pledged as collateral.

8.

Exchange, Clearing and Brokerage fees

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 11,417 for the quarters ended 2008. Previously ‘STT’ had been considered in calculating current tax as a part of advance tax.

9.

Revenue

Market development fees of Rs. 82,500 and Rs. 28,000 for quarters ended June 30, 2007 and 2008 is included in the proprietary trading. This amount is earned for the efforts of the Company for development of securities market pursuant to an agreement.

10.

Investments

Investments consist of:

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Investments accounted for by equity method	7,422	7,373	172
Investments carried at cost	3,823	3,823	89
Total	11,245	11,196	261

As part of its corporate strategy and in the normal course of its business, the Company makes investments in the equity of companies which are engaged in businesses similar to Company’s core business.

SAM Global holds 9,400 shares, representing 26.8% interest in Pulin Investment Private Limited ("Pulin"). The Company accounts for its share of equity in earnings/ (losses) of Pulin under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs 3,687.

SAM Global holds 12,000 shares, representing 26.8% interest in Abhichaya Investment Private Limited ("Abhichaya"). The Company accounts for its share of equity in earnings/ (losses) of Abhichaya under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 3,685.

SAM Global holds 460,000 shares, representing 5.2% interest in SMC Global Securities Limited (‘SMC Global”). The Company accounts for its investment in SMC Global under cost method of accounting. The market value of SMC Global’s equity shares is not readily determinable. The carrying amount of investment is Rs. 3,823 as of March 31, 2008 and June 30, 2008.

11.

Accounts Payable,  Accrued Expenses and Other Liabilities

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Accrued expenses	19,262	15,755	367
Deferred AMC charges	8,627	13,456	313
Provision for stamp duty	97	132	3
Provision for gratuity	1,802	2,139	50
Total	29,788	31,482	733

12.

Employee Benefits

The Gratuity Plan

Net gratuity cost for the three months ended June 30, 2007 and 2008 comprises the following components:

Quarter ended June 30,	2007	2008	2008 US $
Service cost	84	135	3
Interest cost	7	31	1
Amortization	-	-	-
Expected return on assets	(4)	398	9
Net gratuity costs	87	564	13

Provident Fund

The Company’s contribution towards the provident fund amounted to Rs. 286 and Rs. 559 for the quarters ended June 30, 2007 and 2008 respectively.

13.

Income Tax

The effective tax rate was 33.99%and 33.99% in the first quarter of year 2007 and 2008 respectively.

The company’s major tax jurisdiction is India. In India, the assessment is not yet completed for the financial year 2005-06 and onwards.

14.

Collateral and Significant Covenants

Amounts that the Company has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of	March 31, 2008	June 30, 2008	June 30, 2008 US $
Fixed deposits	186,125	187,000	4,356
Total	186,125	187,000	4,356

These fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

15.

Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended June 30, (in %)	2007	2008
Revenue from top two customers	3.70	2.58
Revenue from top five customers	7.26	4.35
Revenue from top ten customers	9.37	6.63

16.

Commitments and Contingent Liabilities

a) Operating Leases

SAM Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 378 and Rs. 5,354 for the quarters ended June 30, 2007 and 2008 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As of March 31, 2008 and June 30, 2008, guarantees of Rs 410,000 and Rs. 345,000 are provided by various banks to exchange clearing houses on behalf of the Company, in the ordinary course of business, as a security for due performance and fulfillment by the Company of its commitments and obligations.

As of March 31, 2008 and June 30, 2008, the Company has provided corporate guarantees of Rs. 200,000 and Rs. 71,500 to banks for guarantees issued by banks for SMC Comtrade Limited to exchange clearing houses, in the ordinary course of business.

As of March 31, 2008 and June 30, 2008, the Company has provided corporate guarantees of Rs. 1,050,000 and Rs. 820,000 to banks for guarantees issued by banks for SMC Global Securities Limited to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charges  commission as consideration to issue the guarantees, The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount, The Company recognizes commission expense over the period of the guarantee. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Company to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c) Litigation

The Company is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Company’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims, and the potential for fines and penalties from regulatory agencies. The Company establishes reserves for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.” As litigation and the resolution of regulatory matters are inherently unpredictable, the Company cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Company believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Company.

Show Cause Notice (“SCN”) dated November 23, 2004, December 6, 2004 and November 17, 2006 from SEBI

There was a sharp fall in the Indian stock market on May 17, 2004. SEBI alleged that sale transactions of SAM Global on this day had significant impact on lowering the price of significant number of the selected scrips and Nifty Futures on a large number of occasions and the sell orders placed by it appear to have added to the momentum of such fall and aggravated the market crisis.

In addition to the aforesaid allegations, SEBI has alleged certain other irregularities, pursuant to inspections conducted on SAM Global.

SEBI had asked the Company to show cause as to why appropriate action under SEBI Act and Regulations should not be taken against the Company.

The Company has submitted its response, denying the allegations. The Company has submitted that it has carried out bonafide transactions and followed rules and regulations in respect of dealings on May 17, 2004. There was no motive behind the Company’s transactions to artificially depress the prices of securities. The other irregularities alleged are not sustainable and even in cases when these exist; the lapses were nominal and administrative in nature. SEBI has not responded to the Company in this regard. The company filed an application for consent before SEBI in September 2007. The terms of consent proposes abatement of proceeding against the company on payment of specified monetary amount.

Order by SEBI dated October 5, 2005 in the matter of Digital Stock

SEBI has alleged irregularities in sub-broker operations and directed to review the Company to review systems and procedures and confirm to SEBI that all the operations are within the framework of SEBI regulations, rules and guidelines.

The Company has responded to SEBI that it has carried out comprehensive review of all systems and procedures and has ensured that the same are in compliance with all the SEBI Act, Rules and Regulations as well as directives and guidelines of SEBI.

Further, SEBI vide their SCN dated 25/06/2008 under Rule 4, appointed an adjudication officer, to adjudicate the matter. We have intimated to the Adjudicating Officer vide our letter dated  8th July 2008 that we wish to avail consent order and we will file the application for the same shortly under due  intimation to him.

Subsequent Events

The Board of Directors of the Company passed a resolution on April 18, 2008 for the amalgamation of SAM Global Securities Limited (“SAM”) with SMC Global Securities Limited (“SMC”). The Board of Directors of SMC also approved the resolution of amalgamation.

Under the scheme of amalgamation prepared under sections 391 and 394 and other applicable provisions of the Companies Act in India, the shareholders of SAM will receive one equity share of the face value of Rs. 10 each of SMC for every six fully paid up shares of SAM. The scheme will require approval of shareholders/creditors of companies, stock exchanges where the shares of the Company are listed, Securities and Exchange Board of India and other regulatory authorities. Under the Companies Act in India, the scheme will require the consent of High Court of Delhi in order to be effective.